EXHIBIT 24.1

                        POWER OF ATTORNEY


          BE IT KNOWN: That the undersigned, in his capacity or capacities as an officer and/or a member of the Board of Directors of Freeport-McMoRan Inc., a Delaware corporation and Administrative Managing General Partner of Freeport-McMoRan Resource Partners, Limited Partnership ("FRP"), does hereby make, constitute and appoint JAMES R. MOFFETT, RENE L. LATIOLAIS and RICHARD C. ADKERSON, and each of them acting individually, his true and lawful attorney-in-fact with power to act without the others and with full power of substitution, to execute, deliver and file, for and on behalf of him, in his name and in his capacity or capacities as aforesaid, an Annual Report of FRP on Form 10-K for the year ended December 31, 1996, and any amendment or amendments thereto and any other document in support thereof or supplemental thereto, and the undersigned hereby grants to said attorneys, and each of them, full power and authority to do and perform each and every act and thing whatsoever that said attorney or attorneys may deem necessary or advisable to carry out fully the intent of the foregoing as the undersigned might or could do personally or in the capacity or capacities as aforesaid, hereby ratifying and confirming all acts and things which said attorney or attorneys may do or cause to be done by virtue of this Power of Attorney.

          EXECUTED this 4th day of February, 1997.


                                            /s/ Robert M. Wohleber
                                            ----------------------------
                                            Robert M. Wohleber

                        POWER OF ATTORNEY


          BE IT KNOWN: That the undersigned, in his capacity as an officer of Freeport-McMoRan Resource Partners, Limited Partnership ("FRP"), does hereby make, constitute and appoint JAMES R. MOFFETT, RENE
L.  LATIOLAIS  and  RICHARD  C.  ADKERSON  and   each   of   them  acting
individually, his true and lawful attorney-in-fact with power to act without the others and with full power of substitution, to execute, deliver and file, for and on behalf of him, in his name and in his capacity or capacities as aforesaid, an Annual Report of FRP on Form 10-K for the year ended December 31, 1996, and any amendment or amendments thereto and any other document in support thereof or supplemental thereto, and the undersigned hereby grants to said attorneys, and each of them, full power and authority to do and perform each and every act and thing whatsoever that said attorney or attorneys may deem necessary or advisable to carry out fully the intent of the foregoing as the undersigned might or could do personally or in the capacity or capacities as aforesaid, hereby ratifying and confirming all acts and things which said attorney or attorneys may do or cause to be done by virtue of this Power of Attorney.

          EXECUTED this 4th day of February, 1997.


                                            /s/ Nancy D. Bonner
                                            ----------------------------
                                            Nancy D. Bonner

                        POWER OF ATTORNEY


          BE IT KNOWN: That the undersigned, in her capacity as an officer of Freeport-McMoRan Resource Partners, Limited Partnership ("FRP"), does hereby make, constitute and appoint JAMES R. MOFFETT and RICHARD C. ADKERSON, and each of them acting individually, her true and lawful attorney-in-fact with power to act without the others and with full power of substitution, to execute, deliver and file, for and on behalf of her, in her name and in her capacity or capacities as aforesaid, an Annual Report of FRP on Form 10-K for the year ended December 31, 1996, and any amendment or amendments thereto and any other document in support thereof or supplemental thereto, and the undersigned hereby grants to said attorneys, and each of them, full power and authority to do and perform each and every act and thing whatsoever that said attorney or attorneys may deem necessary or advisable to carry out fully the intent of the foregoing as the undersigned might or could do personally or in the capacity or capacities as aforesaid, hereby ratifying and confirming all acts and things which said attorney or attorneys may do or cause to be done by virtue of this Power of Attorney.


          EXECUTED this 4th day of February, 1997.


                                            /s/ Rene L. Latiolais
                                            ----------------------------
                                            Rene L. Latiolais

                        POWER OF ATTORNEY


          BE IT KNOWN: That the undersigned, in his capacity or capacities as an officer and/or a member of the Board of Directors of Freeport-McMoRan Inc., a Delaware corporation and Administrative Managing General Partner of Freeport-McMoRan Resource Partners, Limited Partnership ("FRP"), does hereby make, constitute and appoint JAMES R. MOFFETT and RENE L. LATIOLAIS, and each of them acting individually, his true and lawful attorney-in-fact with power to act without the others and with full power of substitution, to execute, deliver and file, for and on behalf of him, in his name and in his capacity or capacities as aforesaid, an Annual Report of FRP on Form 10-K for the year ended December 31, 1996, and any amendment or amendments thereto and any other document in support thereof or supplemental thereto, and the undersigned hereby grants to said attorneys, and each of them, full power and authority to do and perform each and every act and thing whatsoever that said attorney or attorneys may deem necessary or advisable to carry out fully the intent of the foregoing as the undersigned might or could do personally or in the capacity or capacities as aforesaid, hereby ratifying and confirming all acts and things which said attorney or attorneys may do or cause to be done by virtue of this Power of Attorney.

          EXECUTED this 4th day of February, 1997.


                                            /s/ Richard C. Adkerson
                                            ----------------------------
                                            Richard C. Adkerson

                        POWER OF ATTORNEY


          BE IT KNOWN: That the undersigned, in his capacity or capacities as an officer and/or a member of the Board of Directors of Freeport-McMoRan Inc., a Delaware corporation and Administrative Managing General Partner of Freeport-McMoRan Resource Partners, Limited Partnership ("FRP"), does hereby make, constitute and appoint JAMES R. MOFFETT, RENE L. LATIOLAIS and RICHARD C. ADKERSON, and each of them acting individually, his true and lawful attorney-in-fact with power to act without the others and with full power of substitution, to execute, deliver and file, for and on behalf of him, in his name and in his capacity or capacities as aforesaid, an Annual Report of FRP on Form 10-K for the year ended December 31, 1996, and any amendment or amendments thereto and any other document in support thereof or supplemental thereto, and the undersigned hereby grants to said attorneys, and each of them, full power and authority to do and perform each and every act and thing whatsoever that said attorney or attorneys may deem necessary or advisable to carry out fully the intent of the foregoing as the undersigned might or could do personally or in the capacity or capacities as aforesaid, hereby ratifying and confirming all acts and things which said attorney or attorneys may do or cause to be done by virtue of this Power of Attorney.

          EXECUTED this 4th day of February, 1997.


                                            /s/ Robert W. Bruce III
                                            ----------------------------
                                            Robert W. Bruce III

                        POWER OF ATTORNEY


          BE  IT  KNOWN:   That  the  undersigned,  in  his  capacity  or
capacities as an officer and/or a member of the Board of Directors of Freeport-McMoRan Inc., a Delaware corporation and Administrative Managing General Partner of Freeport-McMoRan Resource Partners, Limited Partnership ("FRP"), does hereby make, constitute and appoint RENE L. LATIOLAIS and RICHARD C. ADKERSON and each of them acting individually, his true and lawful attorney-in-fact with power to act without the others and with full power of substitution, to execute, deliver and file, for and on behalf of him, in his name and in his capacity or capacities as aforesaid, an Annual Report of FRP on Form 10-K for the year ended December 31, 1996, and any amendment or amendments thereto and any other document in support thereof or supplemental thereto, and the undersigned hereby grants to said attorneys, and each of them, full power and authority to do and perform each and every act and thing whatsoever that said attorney or attorneys may deem necessary or advisable to carry out fully the intent of the foregoing as the undersigned might or could do personally or in the capacity or capacities as aforesaid, hereby ratifying and confirming all acts and things which said attorney or attorneys may do or cause to be done by virtue of this Power of Attorney.

          EXECUTED this 4th day of February, 1997.


                                            /s/ James R. Moffett
                                            ----------------------------
                                            James R. Moffett

                        POWER OF ATTORNEY


          BE IT KNOWN: That the undersigned, in his capacity or capacities as an officer and/or a member of the Board of Directors of Freeport-McMoRan Inc., a Delaware corporation and Administrative Managing General Partner of Freeport-McMoRan Resource Partners, Limited Partnership ("FRP"), does hereby make, constitute and appoint JAMES R. MOFFETT, RENE L. LATIOLAIS and RICHARD C. ADKERSON, and each of them acting individually, his true and lawful attorney-in-fact with power to act without the others and with full power of substitution, to execute, deliver and file, for and on behalf of him, in his name and in his capacity or capacities as aforesaid, an Annual Report of FRP on Form 10-K for the year ended December 31, 1996, and any amendment or amendments thereto and any other document in support thereof or supplemental thereto, and the undersigned hereby grants to said attorneys, and each of them, full power and authority to do and perform each and every act and thing whatsoever that said attorney or attorneys may deem necessary or advisable to carry out fully the intent of the foregoing as the undersigned might or could do personally or in the capacity or capacities as aforesaid, hereby ratifying and confirming all acts and things which said attorney or attorneys may do or cause to be done by virtue of this Power of Attorney.

          EXECUTED this 4th day of February, 1997.


                                            /s/ Robert A. Day
                                            ----------------------------
                                            Robert A. Day

                        POWER OF ATTORNEY


          BE  IT  KNOWN:   That  the  undersigned,  in  his  capacity  or
capacities as an officer and/or a member of the Board of Directors of Freeport-McMoRan Inc., a Delaware corporation and Administrative Managing General Partner of Freeport-McMoRan Resource Partners, Limited Partnership ("FRP"), does hereby make, constitute and appoint JAMES R. MOFFETT, RENE L. LATIOLAIS and RICHARD C. ADKERSON, and each of them acting individually, his true and lawful attorney-in-fact with power to act without the others and with full power of substitution, to execute, deliver and file, for and on behalf of him, in his name and in his capacity or capacities as aforesaid, an Annual Report of FRP on Form 10-K for the year ended December 31, 1996, and any amendment or amendments thereto and any other document in support thereof or supplemental thereto, and the undersigned hereby grants to said attorneys, and each of them, full power and authority to do and perform each and every act and thing whatsoever that said attorney or attorneys may deem necessary or advisable to carry out fully the intent of the foregoing as the undersigned might or could do personally or in the capacity or capacities as aforesaid, hereby ratifying and confirming all acts and things which said attorney or attorneys may do or cause to be done by virtue of this Power of Attorney.

          EXECUTED this 4th day of February, 1997.


                                            /s/ William B. Harrison, Jr.
                                            ----------------------------
                                            William B. Harrison, Jr.

                        POWER OF ATTORNEY


          BE  IT  KNOWN:   That  the  undersigned,  in  his  capacity  or
capacities as an officer and/or a member of the Board of Directors of Freeport-McMoRan Inc., a Delaware corporation and Administrative Managing General Partner of Freeport-McMoRan Resource Partners, Limited Partnership ("FRP"), does hereby make, constitute and appoint JAMES R. MOFFETT, RENE L. LATIOLAIS and RICHARD C. ADKERSON, and each of them acting individually, his true and lawful attorney-in-fact with power to act without the others and with full power of substitution, to execute, deliver and file, for and on behalf of him, in his name and in his capacity or capacities as aforesaid, an Annual Report of FRP on Form 10-K for the year ended December 31, 1996, and any amendment or amendments thereto and any other document in support thereof or supplemental thereto, and the undersigned hereby grants to said attorneys, and each of them, full power and authority to do and perform each and every act and thing whatsoever that said attorney or attorneys may deem necessary or advisable to carry out fully the intent of the foregoing as the undersigned might or could do personally or in the capacity or capacities as aforesaid, hereby ratifying and confirming all acts and things which said attorney or attorneys may do or cause to be done by virtue of this Power of Attorney.

          EXECUTED this 4th day of February, 1997.


                                            /s/ Henry A. Kissinger
                                            ----------------------------
                                            Henry A. Kissinger

                        POWER OF ATTORNEY


          BE  IT  KNOWN:   That  the  undersigned,  in  his  capacity  or
capacities as an officer and/or a member of the Board of Directors of Freeport-McMoRan Inc., a Delaware corporation and Administrative Managing General Partner of Freeport-McMoRan Resource Partners, Limited Partnership ("FRP"), does hereby make, constitute and appoint JAMES R. MOFFETT, RENE L. LATIOLAIS and RICHARD C. ADKERSON, and each of them acting individually, his true and lawful attorney-in-fact with power to act without the others and with full power of substitution, to execute, deliver and file, for and on behalf of him, in his name and in his capacity or capacities as aforesaid, an Annual Report of FRP on Form 10-K for the year ended December 31, 1996, and any amendment or amendments thereto and any other document in support thereof or supplemental thereto, and the undersigned hereby grants to said attorneys, and each of them, full power and authority to do and perform each and every act and thing whatsoever that said attorney or attorneys may deem necessary or advisable to carry out fully the intent of the foregoing as the undersigned might or could do personally or in the capacity or capacities as aforesaid, hereby ratifying and confirming all acts and things which said attorney or attorneys may do or cause to be done by virtue of this Power of Attorney.

          EXECUTED this 4th day of February, 1997.


                                            /s/ Bobby Lee Lackey
                                            ----------------------------
                                            Bobby Lee Lackey

                        POWER OF ATTORNEY


          BE  IT  KNOWN:   That  the  undersigned,  in  her  capacity  or
capacities as an officer and/or a member of the Board of Directors of Freeport-McMoRan Inc., a Delaware corporation and Administrative Managing General Partner of Freeport-McMoRan Resource Partners, Limited Partnership ("FRP"), does hereby make, constitute and appoint JAMES R. MOFFETT, RENE L. LATIOLAIS and RICHARD C. ADKERSON, and each of them acting individually, her true and lawful attorney-in-fact with power to act without the others and with full power of substitution, to execute, deliver and file, for and on behalf of her, in her name and in her capacity or capacities as aforesaid, an Annual Report of FRP on Form 10-K for the year ended December 31, 1996, and any amendment or amendments thereto and any other document in support thereof or supplemental thereto, and the undersigned hereby grants to said attorneys, and each of them, full power and authority to do and perform each and every act and thing whatsoever that said attorney or attorneys may deem necessary or advisable to carry out fully the intent of the foregoing as the undersigned might or could do personally or in the capacity or capacities as aforesaid, hereby ratifying and confirming all acts and things which said attorney or attorneys may do or cause to be done by virtue of this Power of Attorney.

          EXECUTED this 4th day of February, 1997.


                                            /s/ Gabrielle K. McDonald
                                            ----------------------------
                                            Gabrielle K. McDonald

                        POWER OF ATTORNEY


          BE  IT  KNOWN:   That  the  undersigned,  in  his  capacity  or
capacities as an officer and/or a member of the Board of Directors of Freeport-McMoRan Inc., a Delaware corporation and Administrative Managing General Partner of Freeport-McMoRan Resource Partners, Limited Partnership ("FRP"), does hereby make, constitute and appoint JAMES R. MOFFETT, RENE L. LATIOLAIS and RICHARD C. ADKERSON, and each of them acting individually, his true and lawful attorney-in-fact with power to act without the others and with full power of substitution, to execute, deliver and file, for and on behalf of him, in his name and in his capacity or capacities as aforesaid, an Annual Report of FRP on Form 10-K for the year ended December 31, 1996, and any amendment or amendments thereto and any other document in support thereof or supplemental thereto, and the undersigned hereby grants to said attorneys, and each of them, full power and authority to do and perform each and every act and thing whatsoever that said attorney or attorneys may deem necessary or advisable to carry out fully the intent of the foregoing as the undersigned might or could do personally or in the capacity or capacities as aforesaid, hereby ratifying and confirming all acts and things which said attorney or attorneys may do or cause to be done by virtue of this Power of Attorney.

          EXECUTED this 4th day of February, 1997.


                                            /s/ George Putnam
                                            ----------------------------
                                            George Putnam

                        POWER OF ATTORNEY


          BE  IT  KNOWN:   That  the  undersigned,  in  his  capacity  or
capacities as an officer and/or a member of the Board of Directors of Freeport-McMoRan Inc., a Delaware corporation and Administrative Managing General Partner of Freeport-McMoRan Resource Partners, Limited Partnership ("FRP"), does hereby make, constitute and appoint JAMES R. MOFFETT, RENE L. LATIOLAIS and RICHARD C. ADKERSON, and each of them acting individually, his true and lawful attorney-in-fact with power to act without the others and with full power of substitution, to execute, deliver and file, for and on behalf of him, in his name and in his capacity or capacities as aforesaid, an Annual Report of FRP on Form 10-K for the year ended December 31, 1996, and any amendment or amendments thereto and any other document in support thereof or supplemental thereto, and the undersigned hereby grants to said attorneys, and each of them, full power and authority to do and perform each and every act and thing whatsoever that said attorney or attorneys may deem necessary or advisable to carry out fully the intent of the foregoing as the undersigned might or could do personally or in the capacity or capacities as aforesaid, hereby ratifying and confirming all acts and things which said attorney or attorneys may do or cause to be done by virtue of this Power of Attorney.

          EXECUTED this 4th day of February, 1997.


                                            /s/ B.M. Rankin, Jr.
                                            ----------------------------
                                            B. M. Rankin, Jr.

                        POWER OF ATTORNEY


          BE  IT  KNOWN:   That  the  undersigned,  in  his  capacity  or
capacities as an officer and/or a member of the Board of Directors of Freeport-McMoRan Inc., a Delaware corporation and Administrative Managing General Partner of Freeport-McMoRan Resource Partners, Limited Partnership ("FRP"), does hereby make, constitute and appoint JAMES R. MOFFETT, RENE L. LATIOLAIS and RICHARD C. ADKERSON, and each of them acting individually, his true and lawful attorney-in-fact with power to act without the others and with full power of substitution, to execute, deliver and file, for and on behalf of him, in his name and in his capacity or capacities as aforesaid, an Annual Report of FRP on Form 10-K for the year ended December 31, 1996, and any amendment or amendments thereto and any other document in support thereof or supplemental thereto, and the undersigned hereby grants to said attorneys, and each of them, full power and authority to do and perform each and every act and thing whatsoever that said attorney or attorneys may deem necessary or advisable to carry out fully the intent of the foregoing as the undersigned might or could do personally or in the capacity or capacities as aforesaid, hereby ratifying and confirming all acts and things which said attorney or attorneys may do or cause to be done by virtue of this Power of Attorney.

          EXECUTED this 4th day of February, 1997.


                                            /s/ J. Taylor Wharton
                                            ----------------------------
                                            J. Taylor Wharton